SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2011

MICRONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-17966	22-2063614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Hampshire Drive

Hudson, NH 03051

(Address of principal executive offices, including zip code)

(603) 883-2900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 20, 2011, Micronetics, Inc. (the “Company”) held its Annual Meeting of Stockholders. At such meeting, the stockholders of the Company voted:

(1)	To elect four Directors to serve for the ensuing year. The votes cast were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Gerald Y. Hattori	1,866,039	195,465	2,511,502
D’Anne Hurd	1,847,344	213,704	2,511,502
David Robbins	2,029,434	32,070	2,511,502
David Siegel	1,864,071	197,433	2,511,502

(2)	To ratify the selection of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending March 31, 2012. The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
4,533,077	13,518	26,411	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRONETICS, INC.
(Registrant)

By:	/s/ Carl Lueders
Carl Lueders
Chief Financial Officer

Date: October 25, 2011